Exhibit 32.2

                Certification Pursuant To 18 U.S.C. Section 1350,

                             As Adopted Pursuant To

                  Section 906 of The Sarbanes-Oxley Act of 2002

I, Samuel F. Occhipinti, Chief Financial Officer of Solomon Technologies, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      o the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      o the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods presented therein.


                                          /s/ Samuel F. Occhipinti
                                          --------------------------------------
                                          Samuel F. Occhipinti
                                          Chief Financial Officer
                                          (principal accounting officer)
                                          May 16, 2005